UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 9, 2009

STIFEL FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

DELAWARE	1-9305	43-1273600
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

ONE FINANCIAL PLAZA
501 NORTH BROADWAY
ST. LOUIS, MISSOURI  63102-2102
(Address of principal executive offices)

(314) 342-2000
(Registrant's Telephone Number,
Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Stifel Financial Corp. (the "Company") announced that beginning in June 2009 and over the next three years its subsidiary Stifel Nicolaus & Company, Incorporated will offer to repurchase 100 percent of auction rate securities held at Stifel by the company's retail investors that bought ARS through Stifel prior to the collapse of the ARS market in February 2008.

A copy of the related press release is attached hereto as Exhibit 99.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") except as may be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements in this Form 8-K not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements in this Form 8-K are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Forward-looking statements speak only as to the date they are made. Stifel does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Stifel disclaims any intent or obligation to update these forward-looking statements.

 Items 9.01 Financial Statements and Exhibits.

(c) Exhibits:

The following exhibit is "furnished" and is not to be deemed as "filed" under the Exchange Act and shall not be incorporated by reference into any filing by Stifel Financial Corp. under the Securities Act or the Exchange Act.

Exhibit 99:  Press release dated March 9, 2009

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                   STIFEL FINANCIAL CORP.

Date: March 9, 2009	By: /s/ Ronald J. Kruszewski
Ronald J. Kruszewski
Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description
99	Stifel Financial Corp.'s press release dated March 9, 2009.
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